Exhibit  99.1

Archipelago Announces Shareholder Approval of NYSE Merger

CHICAGO – December 6, 2005 – Archipelago Holdings Inc. (PCX: AX), owner and operator of the Archipelago Exchange® (ArcaEx®), the nation’s first totally open, all-electronic stock exchange, today announced the certified results of its shareholder vote that approved its merger with the NYSE. A majority of the outstanding shares of Archipelago common stock entitled to vote at today’s special meeting were cast in favor of the merger agreement.

“We are pleased that our shareholders recognize the value delivered and to be delivered through our merger with the NYSE,” commented Jerry Putnam, CEO of Archipelago.  “We look forward to establishing the NYSE Group as the world’s premier exchange to the benefit of all investors.”

About Archipelago

Archipelago Holdings (PCX: AX) operates the Archipelago Exchange® (ArcaEx®) the first totally open all-electronic stock exchange in the United States. ArcaEx trades all Nasdaq-listed equity securities and exchange listed equity securities, including those listed on the New York Stock Exchange®, American Stock Exchange®, and ArcaEx®. In addition to offering core execution services, ArcaEx provides corporate clients with listing services and innovative data products. In September 2005, Archipelago acquired PCX Holdings, Inc., parent company of the Pacific Exchange and PCX Equities, Inc. allowing Archipelago to bring together the all-electronic trading of equity securities and options products thereby expanding and diversifying Archipelago’s business lines. For more information please visit http://www.archipelago.com.

Important Merger Information

In connection with the proposed merger of the NYSE and Archipelago, NYSE Group has filed a registration statement on Form S-4 with the SEC containing a joint proxy statement/prospectus regarding the proposed transaction. The parties have filed other publicly available relevant documents concerning the proposed transaction with the SEC.  The SEC declared the Registration Statement effective on November 3, 2005.

NYSE MEMBERS AND ARCHIPELAGO STOCKHOLDERS ARE URGED TO READ THE FINAL JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. NYSE members and Archipelago stockholders can obtain a free copy of the final joint proxy statement/prospectus, as well as other filings containing information about NYSE and Archipelago without charge, at the SEC’s website (http://www.sec.gov). Copies of the final joint proxy statement/prospectus can also be obtained, without charge, once they are filed with the SEC, by directing a request to the Office of the Corporate Secretary, NYSE, 11 Wall Street, New York 10005, 212-656-2061 or to Archipelago, Attention: Investor Relations, at 100 S. Wacker Drive, Suite 1800, Chicago, Illinois 60606 or calling (888) 514-7284.

The NYSE, Archipelago and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Archipelago stockholders in respect of the proposed transaction. Information regarding Archipelago’s directors and executive officers is available in Archipelago’s proxy statement for its 2005 annual meeting of stockholders, dated March 31, 2005.

Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

Certain statements in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on Archipelago’s current expectations and involve risks and uncertainties that could cause Archipelago’s actual results to differ materially from those set forth in the statements. There can be no assurance that such expectations will prove to be correct. Factors that could cause Archipelago’s results to differ materially from current expectations include: general economic and business conditions, industry trends, competitive conditions, regulatory developments as well as other risks or factors identified in the Company’s filings with the Securities Exchange Commission, including its Report on Form 10-K for the fiscal year ending December 31, 2004 which is available on the Company’s website at http://www.archipelago.com. You should not place undue reliance on forward-looking statements, which speak only as of the date of this press release. Except for any obligation to disclose material information under the Federal securities laws, Archipelago undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this press release.

Contact:

Archipelago

Margaret Nagle  312-442-7083